Exhibit 10.14

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of November 21, 2022, by and between SatixFy Communications Ltd. (the “Company”) and Vellar Opportunity Fund SPV LLC – Series 7 (the “Buyer”).

WHEREAS, the Company and the Buyer have entered into an OTC Equity Prepaid Forward Transaction dated October 24, 2022, as amended on October 25, 2022 (the “Confirmation”).

WHEREAS, solely pursuant to the terms and subject to the conditions of the Confirmation, the Company desires to issue and sell 1,605,100 shares of the common stock, with no par value, of the Company (the “Shares”) to the Buyer, and the Buyer desires by buy such Shares, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for such other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.

PURCHASE AND SALE OF SHARES

1.1Sale of Shares. Subject to the terms and conditions set forth in this Agreement (which the parties agree serves as a “Pricing Notice” under the Confirmation), upon the signing of this Agreement, the Company shall issue and sell to the Buyer the Shares for no additional cash consideration.

1.2Closing Payments and Delivery of Shares. Simultaneously with the execution of this Agreement by both parties, the Company shall irrevocably instruct Continental Stock Transfer & Trust Company, the Company’s the transfer agent, to issue to the Buyer the Shares in book entry form in the name of the Buyer and to provide the Buyer with a share detail reflecting the same.

ARTICLE II.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE BUYER

The Buyer hereby represents and warrants to, and agrees with, the Company, as of the date hereof, as follows:

2.1Capacity; Authority; Validity. The Buyer has all necessary capacity, power and authority to enter into this Agreement and to perform all the obligations to be performed by the Buyer hereunder; this Agreement and the consummation by the Buyer of the transactions contemplated hereby has been duly and validly authorized by all necessary action of the Buyer; this Agreement has been duly executed and delivered by the Buyer; and assuming the due execution and delivery of this Agreement by the Buyer, this Agreement constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

2.2No Violation of Law or Agreement. Neither the execution and delivery of this Agreement by the Buyer, nor the consummation of the transactions contemplated hereby by the Buyer, will violate any judgment, order, writ, decree, law, rule or regulation or agreement applicable to the Buyer.

2.3Effect of Confirmation. The Buyer acknowledges that this Agreement is subject to the terms of the Confirmation, including without limitation, the representations, warranties and covenants contained therein.

ARTICLE III.

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

The Company hereby represents and warrants to, and agrees with, the Buyer, as of the date hereof, as follows:

3.1Organization and Qualification. The Company and each of the subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business.

3.2Authorization; Due Execution. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder including, without limitation, the issuance of the Shares. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith. This Agreement to which it is a party has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

3.3Valid Issuance of Stock. The Shares to be issued hereunder have been duly and validly authorized and when issued will be duly and validly issued, fully paid and non-assessable free and clear of all liens and will be issued in compliance with all applicable federal and state securities laws.

3.4No Violation of Law or Agreement. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions contemplated hereby by the Company, will violate any judgment, order, writ, decree, law, rule or regulation or agreement applicable to the Company.

ARTICLE IV.

MISCELLANEOUS

4.1Transfer Restrictions. The Company agrees that the Shares are not subject to any contractual or other restrictions on transfer other than those pursuant to the Confirmation or that otherwise may be imposed by the U.S. federal and state securities laws.

4.2Legends. Any certificates or book entry notations evidencing the Shares shall bear a restrictive legend in the following form, until such time as they are not required under Section 4.3:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

4.3Removal of Legends. The legend set forth in Section 4.2 above shall be promptly removed pursuant to the terms and subject to the conditions set forth under “Share Registration” in the Confirmation.

4.4The Confirmation. The parties hereto agree that (i) this Agreement is a “Pricing Date Notice” for purposes of the Confirmation, (ii) the Shares purchased hereunder by Buyer from the Company are “Additional Shares” in all respects for purposes of the Confirmation (including for the avoidance of doubt, as “Additional Shares” such Shares are included in the terms “Subject Shares”, and “Number of Shares” (which term is used in the calculation of the Prepayment Shortfall as set forth in the Confirmation) and (iii) the terms of the Confirmation apply hereto and govern this Agreement except where otherwise specified herein.

4.5Tax Recharacterization. If at any time prior to the Maturity Date, as a result of a final “determination” within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended, the value of the 1,605,100 Shares is treated as taxable to the Buyer as of the date of this Agreement, Buyer at its option, may accelerate the Maturity Date (as such term is used and defined in the Confirmation) in respect of such Shares and be entitled to the payments related thereto under the Confirmation, including the Maturity Consideration (as such term is used and defined in the Confirmation) in exchange for returning the 1,605,100 Shares (free and clear of all liens and encumbrances) to the Company.

4.6Assignment. This Agreement shall not be assigned by the Buyer or the Company.

4.7Entire Agreement. This Agreement, together with the Confirmation, constitutes the entire agreement by the parties hereto and supersedes any other agreement, whether written or oral, that may have been made or entered into between them relating to the matters contemplated hereby, except where this Agreement specifically modifies the terms of the Confirmation, this Agreement shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, the Buyer and The Company have caused this Agreement to be duly executed as of the date first above written.

SATIXFY COMMUNICATIONS LTD.

By:
Name:
Title:

Address:

VELLAR OPPORTUNITY FUND SPV LLC – SERIES 7

By:
Name:
Title:

Address: 3 Columbus Circle
24th Floor
New York, NY 10019